SECURITIES AND EXCHANGE COMMISSION


                              Washington, DC 20549


                                   FORM 8-K/A


                                 Amendment No. 1


                                       to


                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): May 30, 1997



                              GROVE PROPERTY TRUST
             (Exact name of registrant as specified in its charter)


Maryland                               1-13080                      06-1391084
(State or other jurisdiction         (Commission               (IRS Employer
of incorporation)                     File No.)          Identification Number)


                 598 Asylum Avenue, Hartford, Connecticut 06105
              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (860) 246-1126


                                       N/A
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired.

Four Winds Apartments Statement of Revenue and Certain Expenses for the three months ended March 31, 1997 and the year ended December 31, 1996 and for the period September 28, 1995 (date operations commenced) to December 31, 1995.

Brooksyde Apartments
Statement of Revenue and Certain Expenses for the three months ended March 31, 1997 and the period from October 1, 1996 (date operations commenced) to December 31, 1996, the period from January 1, 1996 to September 30, 1996 and the year ended December 31, 1995.

River's Bend Apartments
Statement of Revenue and Certain Expenses for the three months ended March 31, 1997 and years ended December 31, 1996 and 1995.

         (b)  Pro Forma Financial Statements

Pro Forma Condensed Balance Sheet as of March 31, 1997. Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1996 and the three months ended March 31, 1997.

         (c)  Exhibits.

Exhibit No.                                       Description
    2.1 Contribution Agreement, dated as of May 30, 1997, by and between Grove Operating, L.P., Northeast Apartments I Limited Partnership, West Hartford Center Associates Limited Partnership, Windsor Equity Partnership and Windsor Commons Corporation (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated May 30, 1997 (Commission File No. 1-13080))

    2.2 Form of First Amendment effective as of June 1, 1997 to Agreement of Limited Partnership of Windsor Arbor Limited Partnership (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated May 30, 1997(Commission File No. 1-13080))

                              GROVE PROPERTY TRUST
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997
                                   (UNAUDITED)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet has been presented as if the acquisition of Four Winds Apartments, River's Bend Apartments and Brooksyde Apartments had occurred on March 31, 1997. The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the consolidated financial statements of the Company included in the Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 1997. In management's opinion, all adjustments necessary to reflect this transaction have been made. The unaudited Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at March 31, 1997, nor does it purport to present the future financial position of the Company.


                             Historical     New        Pro Forma     Pro Forma
                               GPT      Acquisitons   Adjustments  Consolidated
ASSETS

Real estate, net ........  $65,667,344  $20,879,103   $  522,478 (A) 87,068,925
Cash and cash equivalents    4,865,648      687,693      (67,541)(B)  5,485,800
Cash - resident security
  deposits ..............      848,200      299,880    1,148,080
Other assets ............    1,463,527    1,283,191     (565,022)(C)  2,181,696
                             ---------    ---------     --------      ---------


 Total assets ...........  $72,844,719  $23,149,867   $ (110,085)   $95,884,501
                           ===========  ===========   ==========    ===========


LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities:
Mortgage notes payable ...   $29,149,658 $16,144,029  $(1,337,024)(D)$43,956,663
Revolving credit facility           --                  1,825,000 (E) 1,825,000
Other liabilities ........     6,340,574     571,159          -       6,911,733
Due to affiliates ........       669,722      21,500          -         691,222
                                 -------      ------    ---------        -------


Total liabilities ........    36,159,954  16,736,688      487,976    53,384,618
                              ----------  ----------      -------    ----------


Minority interest ........        33,627   3,443,278         --       3,476,905

Shareholders' equity:
Preferred shares,
Common shares ............        39,534        --                       39,534
Additional paid-in capital    37,013,258                2,371,840(G  39,385,098
Distributions in excess of
earnings .................      (401,654)       --                     (401,654)
Partners' equity .........                 2,969,901     (565,022)(C)         0
                                                          (33,039)(F)
                                                       (2,371,840)(G)
                             -----------   ---------   -----------    ---------
Total equity .............    36,651,138   2,969,901     (598,061)   39,022,978


Total liabilities and
     shareholders' equtiy    $72,844,719 $23,149,867    $(110,085) $ 95,884,501
                             =========== ===========    =========   ============

(A) Reflects the  acquisition  costs of Four Winds
     Apartments,  River's Bend Apartments and Brooksyde
     Apartments.                                                 $      522,478
                                                                 ==============

(B) Reflects the following transactions:
Drawdown of credit facility                                        $   1,825,000
Pay down of existing mortgages                                       (1,337,024)
Closing costs and conveyance taxes                                     (555,517)
                                                                       ---------
                                                               $    (    67,541)
                                                               =================

(C)  Reflects  the   reduction   to  partners'
     capital   accounts  for contributions receivable             $   (565,022)
                                                                   =============


(D)  Reflects the paydown of existing mortgages                     $(1,337,024)
                                                                    ============

(E)  Reflects the drawdown of revolving credit facility            $   1,825,000
                                                                   =============

(F)   Represents  the  reduction  to  partners
      capital accounts  for reimbursement of conveyance taxes    $   (   33,039)
                                                                 ===============


(G)  Represents  the  conversion of  partnership  interests
     to Operating Partnership Unit                                $   2,371,840
                                                                   =============

                              GROVE PROPERTY TRUST
              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                   FOR THE YEAR ENDED DECEMBER 31,1996 AND THE
                        THREE MONTHS ENDED MARCH 31, 1997
                                   (UNAUDITED)



The following unaudited Pro Forma Condensed Consolidated Statements of Income have been presented as if the acquisition of Four Winds Apartments, River's Bend Apartments and Brooksyde Apartments had occurred on January 1, 1996. The unaudited Pro Forma Condensed Consolidated Statements of Income should be read in conjunction with the consolidated financial statements of the Company filed on Form 10-KSB, and Form 10-QSB, for the year ended December 31, 1996 and for the period ended March 31, 1997, respectively, and the historical financial statements for Four Winds Apartments, River's Bend Apartments and Brooksyde Apartments included elsewhere herein. In management's opinion, all adjustments necessary to reflect this transaction have been made. The unaudited Pro Forma Condensed Consolidated Statements of Income are not necessarily indicative of what actual results of operations of the company would have been had these transactions actually occurred as of January 1, 1996 nor do they purport to represent the results of operations of the Company for future periods.

                                     Three months ended March 31, 1997
                 -------------------------------------------------------------
                                 Previously
                     Historical   Acquired      New      Pro Forma   Pro Forma
                        GPT      Properties Acquisitons AdjustmentsConsolidated
Revenues:
Rental income .......$1,177,022 $2,610,787 $1,192,961  $     --     $4,980,770
Property management .              227,545      --       (80,582)(E)   146,963
Interest and other ..   129,146     90,728     25,602     (7,362)(A)   238,114
                        -------     ------     ------     ------       -------

 Total revenue ...... 1,306,168  2,929,060  1,218,563    (87,944)    5,365,847
                      ---------  ---------  ---------    -------     ---------

Expenses
Property operating
  and maintenance ...   487,630  1,139,274    365,487       --       1,992,391
Real estate taxes ...   116,018    255,149    144,056       --         515,223
Management fees .....    21,795                58,787    (80,582)(E)      --
General and
  administrative ....    69,035    177,520      8,420       --         254,975
                         ------    -------      -----   -------        -------

     Total expenses ..   694,478  1,571,943    576,750    (80,582)    2,762,589
                        -------  ---------    -------    -------     ---------


                        611,690  1,357,117    641,813     (7,362)    2,603,258

Interest ............   173,121    354,189    304,150     (7,594)(B)   823,866
Depreciation and
    amortization ....   239,628    616,861    231,345      7,041 (C) 1,094,875
Conveyance taxes ....    68,761      --         --                      68,761
                         ------   -------    --------   ---------       ------


Income before
   minority interest    130,180    386,067    106,318     (6,809)      615,756

Minority interest ...    33,627    140,010       --      170,758(D)    344,395
                         ------    -------   --------    -------       -------


Net income .......... $  96,553   $246,057   $106,318  $(177,567)     $271,361
                         ======    =======    =======   ========       =======

                                 Year Ended December 31, 1996
                 --------------------------------------------------------------
                                 Previously
                    Historical    Acquired      New      Pro Forma     Pro Forma
                       GPT      Properties  Acquisitons Adjustments Consolidated
Revenues:
Rental income ......$ 2,046,390$12,653,095  $4,511,476 $    -      $ 19,210,961
Property management         -    1,173,881        -      (244,228) (E)  929,653
Interest and other .    35,849     556,565     134,960    (25,214) (A)  702,160
                        ------     -------     -------    -------       -------

     Total revenue . 2,082,239  14,383,541   4,646,436   (269,442)   20,842,774
                     ---------  ----------   ---------   --------    ----------


Expenses
Property operating
   and maintenance .   655,821   4,738,384   1,703,350        --      7,097,555
Real estate taxes ..   208,302   1,273,388     632,244        --      2,113,934
Management fees ....   108,731        -        160,183    (244,228)(E)   24,686
General and
   administrative ..    66,798     851,518      50,918        --        969,234
                        ------     -------      ------    --------      -------

     Total expenses  1,039,652   6,863,290   2,546,695   (244,228)   10,205,409
                     ---------   ---------   ---------   --------    ----------


                     1,042,587   7,520,251   2,099,741    (25,214)   10,637,365


Interest ...........   394,657   1,796,404   1,294,404   (115,196)(B) 3,370,269

Depreciation and
  amortization .....   386,641   3,033,890     920,398      4,705(C)  4,345,634
                       -------   ---------     -------      -----     ---------


Income before
   minority interest   261,289   2,689,957    (115,061)     85,277   2,921,462


Minority interest ..      --       972,923        -        267,821(D)1,240,744
                      -------      -------    --------     -------   ---------


Net income ......... $ 261,289  $1,717,034  $ (115,061)  $(182,544) $1,680,718
                     =========  ==========  ==========   =========  ==========

                                                        Three            Year
                                                    Months Ended        Ended
                                                      March 31,     December 31,
                                                         1997         1996
                                                         ----         ----
(A) INTEREST AND OTHER
Reflects the  elimination of interest  earned on
investornotes which will be repaid in conjunction
with theacquistions.                                    $  (7,362)  $  (25,214)
                                                       ==========    ===========


(B) INTEREST EXPENSE
Represents the following:

To reflect a decrease  in  interest  expense on the
existing  mortgages  on theacquired  properties  that
were paid down in the  amount  of  $1,337,024  and a
reduction in the rate of interest to LIBOR plus 1.20%. $  (42,611)  $  (227,574)



To reflect an  increase  in interest  expense on
the draw of  $1,825,000  on theBankof Boston credit
line that was used to pay down the existing
mortgages  and payment of closing costs.                   35,017       140,069


To reflect  the  elimination  of  interest
expense on notes payable to affiliates that
were paid off during 1996.                                      0       (27,691)
                                                                -       -------

                                                      $    (7,594)  $  (115,196)
                                                         =========   ===========

(C)  DEPRECIATION AND AMORTIZATION
Reflects increased depreciation on acquisition costs. $     7,041      $  4,705
                                                       ===========      ========

(D)  MINORITY INTEREST
(i) To reflect the non-controlling  interest of
River's  BendApartments and (ii)adjust income
allocated to minorityinterest resulting from Pro
Forma adjustmentsrelated to the acquisition of the
acquired properties.                                   $  170,758  $    267,821
                                                        ==========  ============


(E)  Elimination  of  intercompany  management
fees against property management income.               $ (80,582)    $ (244,228)
                                                       =========     ==========


(F)  PREVIOUSLY  ACQUIRED  PROPERTIES
Reflects  properties  acquired  on  March
14,1997.

                              Four Winds Apartments

                   Statement of Revenues and Certain Expenses

       Year Ended December 31, 1996 and for the period September 28, 1995 (date operations commenced) to December 31, 1995 with Report of Independent Auditors

                   Statement of Revenues and Certain Expenses

       Year Ended December 31, 1996 and for the period September 28, 1995 (date operations commenced) to December 31, 1995




                                    Contents

Report of Independent Auditors................................................1

Statement of Revenues and Certain Expenses....................................2

Notes to Statement of Revenues and Certain Expenses...........................3

                         Report of Independent Auditors


To the Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the statement of revenues and certain expenses of Four Winds Apartments (the Property) for the year ended December 31, 1996 and for the period from September 28, 1995 to December 31, 1995. The statement of revenues and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on the Current Report on Form 8-K of Grove
Property Trust described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 2 of Four Winds Apartments for the year ended December 31, 1996 and for the period from September 28, 1995 to December 31, 1995, in conformity with generally accepted accounting principles.

                                                              ERNST & YOUNG LLP

Hartford, Connecticut
May 22, 1997

                             Four Winds Apartments
                   Statement of Revenues and Certain Expenses



                                          Three                    Peroid from
                                          Months       Year       September 28,
                                          Ended       ended         1995 to
                                         March 31,  December 31,   December 31,
                                           1997          1996         1995
                                           ----          ----         ----
                                          (unaudited)
Revenues:
Rental income ........................   $  321,190   $1,085,745   $  370,080
Miscellaneous income .................       10,305       68,478       10,302
                                         ----------   ----------   ----------

Total revenues .......................      331,495    1,154,223      380,382
                                         ----------   ----------   ----------


Certain Expenses:
Property operating and maintenance ...      106,839      434,135       91,453
Real estate taxes ....................       20,150       82,596       18,658
Management fees ......................       15,258       54,896       18,713
General and administrative ...........        6,186        2,093          800
                                         ----------   ----------   ----------


                                            148,433      573,720      129,624
                                         ----------   ----------   ----------


Revenues in excess of certain expenses   $  183,062   $  580,503   $  250,758
                                         ==========   ==========   ==========


See accompanying notes.

                              Four Winds Apartments
             Notes to the Statement of Revenues and Certain Expenses

                                December 31, 1996

1.   Business

The accompanying Statement of Revenues and Certain Expenses relates to the operation of Four Winds Apartments (the Property). The Property was acquired on May 30, 1997 by Grove Property Trust. The Property was previously owned by Northeast Apartments I Associates Limited Partnership, who acquired the property on September 28, 1995 from an unrelated party.

2.   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulation of the Securities and Exchange Commission. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Grove Property Trust in the proposed future operations of the aforementioned property. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses.

The preparation of the Statement of Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statement of Revenues and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Rental income attributable to leases is recognized on a straight-line basis over the term of the leases, which are generally for one year.

                              Brooksyde Apartments

                   Statement of Revenues and Certain Expenses

                   Period from October 1,1996 (date operations
                      commenced) to December 31, 1996, the
                         period from January 1, 1996 to
                      September 30, 1996 and the year ended
                        December 31, 1995 with Report of
                              Independent Auditors

                   Statement of Revenues and Certain Expenses

                   Period from October 1,1996 (date operations
                      commenced) to December 31, 1996, the
                         period from January 1, 1996 to
             September 30, 1996 and the year ended December 31, 1995





                                    Contents

Report of Independent Auditors................................................1

Statement of Revenues and Certain Expenses....................................2

Notes to Statement of Revenues and Certain Expenses...........................3

                         Report of Independent Auditors


To the Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the statement of revenues and certain expenses of Brooksyde Apartments (the Property) for the period from October 1, 1996 to December 31, 1996, the period from January 1, 1996 to September 30, 1996 (predecessor) and the year ended December 31, 1995 (predecessor). The statement of revenues and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on the Current Report on Form 8-K of Grove
Property Trust described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 2 of Brooksyde Apartments for the period from October 1, 1996 to December 31, 1996, the period from January 1, 1996 to September 30, 1996 (predecessor) and the year ended December 31, 1995 (predecessor), in conformity with generally accepted accounting principles.


                                                              ERNST & YOUNG LLP

Hartford, Connecticut
July1, 1997

                              Brooksyde Apartments
                   Statement of Revenues and Certain Expenses


                                    Three   Peroid from  Peroid from
                                    Months   October 1,  January 1,       Year
                                    Ended     1996 to     1996 to        ended
                                  March 31,  December   September  December 31,
                                    1997     31, 1996    30, 1996       1996
                                    ----     --------    --------       ----
                                 (unaudited)

Rental income .................... $ 149,947   144,310    $ 448,566   $  60,590

Miscellaneous income .............     9,523     3,857       11,323       9,394
                                       -----     -----      ------        -----


 Total revenues ..................   153,804   155,633      457,960     570,113
                                     -------   -------      -------     -------


Certain Expenses

Property operating and maintenance    90,842    71,580      223,921     248,218

Real estate taxes ................    17,330    17,450       50,820      66,130

Management fees ..................     7,436     7,321       24,686      30,106

General and administrative .......     1,827      --         11,302       2,300
                                       -----                 ------       -----


                                     117,435    96,351      310,729     346,754
                                     -------    ------      -------     -------

Revenues in excess of
certain expenses ................. $  36,369 $  59,282     $ 147,231   $223,359
                                   ========= =========     =========   ========



See accompanying notes.

                              Brooksyde Apartments
             Notes to the Statement of Revenues and Certain Expenses

                   Period from October 1,1996 (date operations
                      commenced) to December 31, 1996, the
                         period from January 1, 1996 to
             September 30, 1996 and the year ended December 31, 1995

1.   Business

The accompanying Statement of Revenue and Certain Expenses relates to the operation of Brooksyde Apartments (the Property). The Property was acquired on May 30, 1997 by Grove Property Trust. The Property was previously owned by West Hartford Centre Associates Limited Partnership, who acquired the property on October 1, 1996 from an unrelated party.

2.   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulation of the Securities and Exchange Commission. Accordingly, the financial statement excludes certain expenses that may not be comparable to those expected to be incurred by Grove Property Trust in the proposed future operations of the aforementioned property. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses.

The preparation of the Statement of Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statement of Revenues and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Rental income attributable to leases is recognized on a straight-line basis over the term of the leases, which are generally for one year.

                             River's Bend Apartments

                   Statement of Revenues and Certain Expenses

                     Years Ended December 31, 1996 and 1995
                       with Report of Independent Auditors

                   Statement of Revenues and Certain Expenses

                     Years Ended December 31, 1996 and 1995




                                    Contents

Report of Independent Auditors................................................1

Statement of Revenues and Certain Expenses....................................2

Notes to Statement of Revenues and Certain Expenses...........................3

                         Report of Independent Auditors


To the Shareholders and Board of Trust Managers
Grove Property Trust

We have audited the statement of revenues and certain expenses of River's Bend Apartments (the Property) for the years ended December 31, 1996 and 1995. The statement of revenues and certain expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audits provide a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on the Current Report on Form 8-K of Grove
Property Trust described in Note 2 and is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 2 of River's Bend Apartments for the years ended December 31, 1996 and 1995, in conformity with generally accepted accounting principles.


                                                         ERNST & YOUNG LLP

Hartford, Connecticut
May 22, 1997

                             River's Bend Apartments
                   Statement of Revenues and Certain Expenses


                                          Three
                                          Months
                                          Ended
                                         March 31,      Years ended December 31,
                                          1997           1996          1995
                                           ----           ----          ----
                                       (unaudited)
Revenues:

Rental income                            $  721,825    $2,783,065   $ 2,599,361

Miscellaneous income                         11,440        58,803        95,884
                                             ------        ------        ------


     Total revenues                         733,265     2,841,868     2,695,245
                                            -------     ---------     ---------



Certain Expenses:
Property operating and maintenance          167,805       973,714       877,034

Real estate taxes                           106,576       481,378       463,252

Management fees                              36,093        73,280        86,845

General and administrative                      407        30,023        25,232
                                                ---        ------        ------


                                            310,881     1,558,395     1,452,363
                                            -------     ---------     ---------


Revenues in excess of certain expense     $ 422,384   $ 1,283,473   $ 1,242,882
                                          =========   ===========   ===========




See accompanying notes.







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                             River's Bend Apartments
             Notes to the Statement of Revenues and Certain Expenses

                                December 31, 1996

1.   Business

The accompanying Statement of Revenues and Certain Expenses relates to the operation of River's Bend Apartments (the Property). The Property was acquired on May 30, 1997 by Grove Property Trust. The Property was previously owned by Windsor Arbor Limited Partnership, who acquired the property on May 1, 1994 from an unrelated party.

2.   Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statement of Revenues and Certain Expenses was prepared for the purpose of complying with the rules and regulation of the Securities and Exchange Commission. Accordingly, the financial statements exclude certain expenses that may not be comparable to those expected to be incurred by Grove Property Trust in the proposed future operations of the aforementioned property. Items excluded consist of depreciation, amortization, interest and certain non-operating expenses.

The preparation of the Statement of Revenues and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statement of Revenues and Certain Expenses and accompanying notes. Actual results could differ from those estimates.

Revenue Recognition

Rental income attributable to leases is recognized on a straight-line basis over the term of the leases, which are generally for one year.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this amendment to its report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GROVE PROPERTY TRUST


Date: July 25, 1997                  By:     /s/Joseph R. LaBrosse
                                             ---------------------
                                             Joseph R. LaBrosse
                                             Chief Financial Officer





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                                               Exhibit Index

Exhibit No.                                       Description
    2.1 Contribution Agreement, dated as of May 30, 1997, by and between Grove Operating, L.P., Northeast Apartments I Limited Partnership, West Hartford Center Associates Limited Partnership, Windsor Equity Partnership and Windsor Commons Corporation (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated May 30, 1997 (Commission File No. 1-13080))

    2.2 Form of First Amendment effective as of June 1, 1997 to Agreement of Limited Partnership of Windsor Arbor Limited Partnership (incorporated by reference to Exhibit 2.2 to the Company's Current Report on Form 8-K dated May 30, 1997(Commission File No. 1-13080))



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